INVESTOR PRESENTATION Q3 2023 Essential Retail. Smart Locations. Escarpment Village | Austin, TX ®

Introductory Notes Cautionary Note About Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company's 2023 guidance, tenant demand for IVT's centers, strength of IVT's platform position and leverage levels, or regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” "continue," “likely,” “will,” “would,” "outlook," "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this supplemental. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner. 2

Overview Lakeside & Lakeside Crossing | Orlando, FL

Overview Retail Properties Total GLA Avg. Center Size Sun Belt 1 Avg. TAP Score (Peer Average = 68) 3 62 Grocery-Anchored 1, 2 1. YTD NOI of properties owned as of September 30, 2023. 2. NOI percentages include shadow-anchored grocers. Walmart, Target and warehouse clubs are considered grocers. 3. Source: Green Street. Peers include BRX, KIM, KRG, PECO, REG, and ROIC. 5.0x-6.0x Net Debt-To- Adjusted EBITDA 25%-35% Net Leverage Ratio $1.63-$1.65 Growth of 3% To 5% 2023 Core FFO Per Diluted Share 4.25%-5.00% 2023 SP-NOI Growth 4 10.3M 166K 74 95% 87% 2023 Guidance & Long-Term Targets Portfolio Statistics

Simple and Focused Strategy High-Performing, Grocery- Anchored Portfolio • 87% of NOI derived from centers with a grocery presence • Essential retail tenants drive recurring foot traffic • Robust leasing demand is broad based & demonstrates the quality of the portfolio Strong Balance Sheet • Investment grade balance sheet with ample liquidity • Conservative leverage enables self-funded growth strategy • Disciplined capital allocation approach • Increased dividend 5% in 2022 & 2023 Sun Belt Markets Poised For Growth • Sector-leading Sun Belt concentration of 95% • Attractive demographic trends – jobs, population, education & household income • Durable cash flow providing stability and long-term growth set to outpace other markets Corporate Sustainability And Governance • Shareholder friendly governance structure • Destaggered Board, opted out of MUTA • GRESB participant since 2013 • Published annual ESG report with five-year environmental reduction targets • Named as a 2022 Green Lease Leader (Silver Recognition) Local Expertise • Trusted operator with strong long-standing tenant relationships • Operational teams within 2 hours of 95% of the assets • Field offices bring robust market knowledge 5

Q3 2023 Highlights Operating Results Financial Performance Q3 2023 Leased Occupancy ABR Per SF1 Retention Rate Q3 2023 Anchor Space Leased Occupancy YTD 2023 Leasing Spreads – New & Renewal Q3 2023 Small Shop Space Leased Occupancy Net Debt-To- Adjusted EBITDA3 Net Leverage Ratio4 Total Liquidity 2023 Annualized Dividend Rate 2023 YTD SP-NOI Growth 1. Total Portfolio ABR per SF as of September 30, 2023, including ground and excluding specialty leases. Excluding ground rent, ABR per SF is $20.82 as of September 30, 2023 2. As of September 30, 2023 3. Trailing 12-month Net Debt-to EBITDA as of September 30, 2023 4. Net debt to real estate assets, excluding property accumulated depreciation 6 95.1% $19.36 89% 7.4% 96.6% 92.4% 5.2x 27% $457M $0.86 4.4%

Portfolio 7 The Shops at Arbor Trails | Austin, TX

Sun Belt Focused Atlanta 10%Houston 11% Miami 10% Top 5 60% Top 5 Markets by ABR Percentage of Total Concentrated portfolio in markets with strong demographic trends InvenTrust Portfolio by Percentage of ABR Southern CA 12% San Antonio 3% Austin 17% Dallas/Fort Worth/ Arlington 10% Houston 11% Atlanta 10% Tampa/St. Pete’s 5% Miami/Fort Lauderdale/ West Palm Beach 10% Orlando 5% Charlotte 5% Raleigh / Durham 7% DC Metro 3% 8 Austin 17% Southern CA 12% Richmond 2%

Demographic Tailwinds Nashville Atlanta Austin Dallas / Fort Worth Phoenix Charlotte Raleigh/ Durham Miami Fort Lauderdale Salt Lake City *Sun Belt Markets TOP U.S. GROWTH MARKETS Estimated Annualized Retail M-RevPAF Growth ‘23 to ‘271 InvenTrust Markets Are Corporate Magnets2 FAVORABLE 3-MILE DEMOS Population: 83,000 Household Income: $113,000 College Educated: 49% MSA PROFILE Business Friendly Migration to Sun Belt Limited Supply 9 3.7% 3.6% 3.5% 3.5% 3.5% 3.4% 3.4% 3.2% 3.1% 2.9% 1) Source – Green Street – M-RevPAF is a measure of the health of a market (or sector) that combines two key operating metrics (effective market rents and occupancy) into a single value. 2) Select new office openings and relocations announced in 2021 – 2023.

Add Page Numbers in PPT Necessity-Based Centers Continue to Thrive Essential Retail • Consumer goods and services that satisfy needs for day-to-day living • Recession-resistant through economic cycles • Marginal exposure to distressed tenants Strong Traffic • Consumers visit grocery stores approximately 2 times a week1 • Work from home & migration to the suburbs benefits all-day traffic to retail centers • Limited to no new supply driving traffic to premier centers Last-Mile Solution • Local properties - critical & attractive component in the last-mile solution • Curbside pickup & BOPIS programs more efficient than e-grocery options • Retailers accelerating investment for in-store order fulfillment • Turning “back-of-house” space into a hybrid distribution center Convenient for Consumers • Well-located centers connect retailers to customers • Accessible parking lots for quick trips and immediate need purchases • Retailers being creative with common area spaces to improve customer experiences • 85% of retail sales come from brick & mortar21. The Food Marketing Institute; U.S. Grocery Shopper Trends 2022 2. U.S. Census data – Q2 2023 10

High Quality Portfolio Tenant mix of daily needs drives performance in all economic conditions Neighborhood Center Community Center Power Center w/ Grocer Power Center w/out Grocer Trade Area 1-3 mi. Trade Area 3-5 mi. Trade Area 5-10 mi. Trade Area 5-10 mi. • 37 properties • 3.8M GLA • 39% of NOI • $20.29 ABR 1 • 13 properties • 3.0M GLA • 30% of NOI • $19.95 ABR 1 • 8 properties • 2.2M GLA • 18% of NOI • $17.09 ABR 1 • 4 properties • 1.3M GLA • 13% of NOI • $18.90 ABR 1 Note: As of September 30, 2023. 1. Includes ground and excludes specialty leases. 11 Old Grove Marketplace | San Diego, CA Shops at the Galleria | Austin, TXSarasota Pavilion | Tampa, FLKyle Marketplace | Austin, TX

Essential Retail Recession resistant “essential retail” tenants drive 60% of total ABR TOP 15 TENANTS # Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 151 5.2 2 N/A 142 3.4 3 A 14 2.6 4 BB+ 6 2.3 5 N/A 5 2.3 6 AA 5 1.5 7 B+ 7 1.3 8 BBB+ 4 1.2 9 A- 7 1.1 10 N/A 8 1.1 11 BBB 3 1.0 12 A+ 2 0.9 13 N/A 4 0.9 14 N/A 9 0.9 15 A- 7 0.9 Top 15 Total 110 26.6% % OF ABR Essential Retail 60.4% Grocery / Drug 20.0 Health & Beauty Services 11.2 Medical 9.2 Off Price 5.2 Banks 4.8 Pets 3.3 Office / Communications 3.3 Other Essential Retail / Services 2.6 Hardware / Auto 0.8 Restaurants 20.7% Quick Service 12.3 Full Service 8.4 Other Retail / Services 18.9% Apparel / Accessories 4.6 Fitness 3.7 Hobby / Sports 3.0 Home 2.8 Office (Non-Financial, Non-Medical) 1.3 Entertainment 1.0 Other 2.5 Total 100%Note: as of September 30, 2023. 1. Includes one fuel pad. 2. Includes three Publix Liquor locations *Grocer 12

2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 HISTORICAL LEASED OCCUPANCY 92.8% 96.1% 93.9% Robust Leasing Pipeline of Essential Tenants Portfolio is experiencing unprecedented demand RECENTLY EXECUTED LEASES Note: Data as of September 30, 2023. Anchors Small Shop 13 $18.21 $18.59 $19.08 $19.12 $19.18 $19.36 2020 ABR PER SF 2021 2022 96.1% Q1 2023 96.2% Q2 2023 95.1% Q3 2023 BBBY = 110 bps of leased occupancy

Recent Acquisitions in Sun Belt Markets

InvenTrust Properties

Purchasing necessity-based retail assets in the Sun Belt delivering stable cash flow


H-E-B


WHOLE FOODS MARKET


FRESH MARKET


FOOD LION



ESCARPMENT VILLAGE	THE SHOPS AT ARBOR TRAILS	BAY LANDING	EASTFIELD VILLAGE	THE SHOPPES AT DAVIS LAKE
MSA: Austin, TX	MSA: Austin, TX	MSA: Fort Myers, FL	MSA: Charlotte, NC	MSA: Charlotte, NC
• Purchased 2022 • ABR PSF - $21.79 • H-E-B anchored • 100% leased occupancy • 3-mile Avg. HHI - $144,200 • 3-mile Population – 72,000	• Purchased 2022 • ABR PSF - $13.73 • Costco & Whole Foods anchored • 98% leased occupancy • 3-mile Avg. HHI - $118,100 • 3-mile Population – 88,700	• Purchased 2022 • ABR PSF - $9.67 • Fresh Market & HomeGoods anchored • 98% leased occupancy • 3-mile Avg. HHI - $121,400 • 3-mile Population – 47,100	• Purchased 2022 • ABR PSF - $17.67 • Food Lion anchored • 96% leased occupancy • 3-mile Avg. HHI - $103,800 • 3-mile Population – 54,300	• Purchased 2023 • ABR PSF - $16.73 • Harris Teeter anchored • 96% leased occupancy • 3-mile Avg. HHI - $91,300 • 3-mile Population – 70,000

Note: As of September 30, 2023

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JV PORTFOLIO OVERVIEW – Acquired January 2023 Add Page Numbers in PPT Acquisition of PGGM Joint Venture Properties PROPERTY STONE RIDGE MARKET3 BAY COLONY BLACKHAWK TOWN CENTER CYFAIR TOWN CENTER STABLES TOWN CENTER MSA San Antonio, TX Houston, TX Houston, TX Houston, TX Houston, TX Leased Occupancy 94.2% 93.7% 99.1% 92.3% 93.6% GLA 219 416 127 434 148 ABR / SF1 $24.11 $16.44 $14.00 $16.01 $17.51 Major Tenants2 HEB Plus*, HEB, Kohl’s, Petco, HEB, Walgreens Kroger, Cinemark Kroger Burlington, PetSmart Social Security USA, Crunch Fitness, Administration, The J.C. Penney University of Texas Medical Branch, LA Fitness, Walgreens Note: As of September 30, 2023. 1. Inclusive of ground rent. Excludes specialty lease income. 2. Shadow anchors are noted with an asterisk. 3. Stone Ridge Market was purchased in December 2022, not part of the $100M JV acquisition (January 2023). Key Highlights Of The Transaction: • Delivered on management’s commitment to continue to grow IVT’s asset base in the Sun Belt • Known assets with no execution risk • Purchased remaining stake of JV for ~$100 million • Assets part of the company’s investment strategy since entering the public market • InvenTrust portfolio is now 100% wholly-owned 15

Disciplined Redevelopment Program SOUTHERN PALM CROSSING - Miami, FL Status: Active Estimated Completion: 2024 Project Description: Redevelopment of a former bank building to a freestanding building with a drive-through CYFAIR TOWN CENTER - Cypress, TX Status: Completed Estimated Completion: 2023 Project Description: Façade renovation and outparcel redevelopment to include drive-through PRE-DEVELOPMENT (15 Projects) Status: Pre-Development Estimated Completion: 2024+ Project Description: Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning SUNCREST VILLAGE - Orlando, FL CASE STUDY: Co-investment with an anchor tenant to rebuild an existing grocery store, upgrade the façade, and other improvements BEFORE AFTER – OPENED SUMMER ‘22 Note: The Company’s estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Using capital to enhance the consumer experience, focused on revitalization and anchor repositioning 16

Old Grove Marketplace | San Diego, CA Balance Sheet & 2023 Outlook

Investment Grade Balance Sheet

InvenTrust Properties

Balance Sheet Highlights[1]:

- Fitch affirmed investment grade rating of 'BBB-' with a stable outlook in August '23
- $457M in liquidity includes $107M of cash and $350M remaining capacity on revolving credit facility
- Weighted average interest rate: 3.88%
- Weighted average maturity: 4.1 years[2]
- After quarter end, executed one-year extension option for the remaining 2023 maturity[3]

DEBT MATURITY SCHEDULE[1,2]

($ Millions)



Secured
Unsecured
$92[3]
$16
$23
$200
$226
$200
$26
$282
$250
$32
2023
2024
2025
2026
2027
Thereafter

TOTAL MARKET CAPITALIZATION[4]



8%
Secured Debt
26%
Unsecured Debt
66%
Market Cap (Equity)

SUMMARY OF OUTSTANDING DEBT[4]



20%
Secured Fixed
78%
Unsecured Fixed
2%
Secured Variable

1. *As of September 30, 2023*
2. *Excludes available extension options*
3. *In October, a one-year extension option was executed for the cross collateralized pooled loan assumed when the remaining interest in the joint venture was acquired bringing the debt metrics to a weighted average interest rate of 4.3%, weighted average maturity of 4.2 years and variable rate debt of approximately 10%.*
4. *Percentages based on total market capitalization as of September 30, 2023, calculated as follows: closing stock price multiplied by total shares outstanding plus total debt outstanding*

18

Conservative Leverage Profile NET LEVERAGE RATIO (DEBT + PREFERRED AS % OF GROSS ASSETS) 1 Peer Average : 35% 28% 30% 35% 37% 37% 38% 40% 1. Source :August 2023 Green Street report (as of August 29, 2023) InvenTrust will maintain a low leverage business model 19 NET DEBT-TO-ADJUSTED EBITDA1 4.8x 5.1x 5.3x 5.3x 5.8x 6.3x 6.8x Peer Average : 5.6x 5.2x 27%

$0.86 $0.82 $0.78 $0.76 $0.74 $0.72 $0.70 $0.68 Dividend Policy Steady dividend increase with additional capacity to grow in the future HISTORICAL & PROJECTED DIVIDEND PAYMENTS Aggregate dividends declared as a percentage of Core FFO = 52%2 2016 2017 2018 2019 2020 2021 2022 2023 5% Increase 20 5% Increase

2023 Outlook and Guidance 1. Full year guidance assumptions are provided in the appendix Components of Annual Growth 2023 FULL YEAR GUIDANCE1 21 $0.05 to $0.08Net Income per diluted share 4.25% to 5.00%SPNOI Growth $1.63 to $1.65 3% to 5% YoY growth NAREIT FFO per diluted share Core FFO per diluted share $1.66 to $1.69

Kyle Marketplace | Austin, TX Environmental, Social and Governance

ESG Overview

InvenTrust Properties

InvenTrust is committed to the principles of ESG to create long-term shareholder value


EVgo
FAST CHARGING
EVgo.com




InvenTrust
NEW YORK STOCK EXCHANGE

Environmental

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- Signed 13 EV charging station deals and named an "EV Charging Hero" by EVgo in 2022
- InvenTrust was named a Green Lease Leader, Silver Level Recognition, in 2022

Social

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2023
- 100% of employees participated in a charitable event and/or fundraiser in 2022
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

Governance

- InvenTrust places a strong emphasis on its governance policies & practices including a robust internal control environment, compensation, and shareholder rights
- In 2022, InvenTrust achieved 33% Board of Directors diversity
- Robust investor engagement program led by Investor Relations team and the Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TOP WORK PLACES 2022 Chicago Tribune

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SUSTAINABILITY ACCOUNTING STANDARDS BOARD SASB

GRI

Inventrust's Complete 2022 ESG Report

23

ESG Goals & Progress 24 InvenTrust set measurable goals to own and manage environmentally-friendly shopping centers; create innovative and inclusive work and community environments; and execute processes, reporting, and training to conduct business in a manner that upholds high standards of ethics and integrity. Below are the company’s five-year goals and their status as of December 31, 2022. (1) Common area lighting defined as parking lot lighting only. Excludes properties acquired during Q4 2022.

Strong & Experienced Board of Directors

InvenTrust Properties

InvenTrust's Board of Directors (the "Board") oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Board Experience

6/9 Current or Former C-Suite	**6/9** Real Estate
6/9 Investment or Financial	**5/9** Retail
89% Independent	**33%** Female
57 Average Age	**7 yrs** Average Tenure



Julian E. Whitehurst
Chairman since 2023
Director since 2016
Compensation - M

- Former CEO and President of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed



Thomas F. Glavin
Director since 2007
Audit - M, FE;
Nominating & Corporate Governance - M

- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former partner at Gateway Homes, senior manager at Touche Ross & Co., and internal auditor at Vavrus & Associates



Scott A. Nelson
Director since 2016
Nominating & Corporate Governance - C

- Principal & Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corp., Oversees various real estate groups
- Former Director of Real Estate at Mervyn's



Paula J. Saban
Director since 2004
Compensation – M
Nominating & Corporate Governance - M

- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Michael A. Stein
Director since 2016
Audit – M; FE
Compensation - M

- Former Senior Vice President & CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP & CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc., and former Partner at Arthur Andersen LLP



Amanda Black
Director since 2018
Audit - C, FE

- Chief Investment Officer and managing Director of JLP Asset Management
- Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investment



Stuart Aitken
Director since 2017
Compensation - C

- Chief Merchant and Marketing Officer at The Kroger Co.
- Former Group Vice President of The Kroger Co. & CEO of 84.51°(data analytics firm)
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Daniel J. (DJ) Busch
President, CEO & Director since 2021

- Currently serving as President and CEO of InvenTrust Properties Corp.
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Smita Shah
Director since 2022
Audit – M
Nominating & Corporate Governance - M

- Founder and CEO of SPAAN Tech, Inc
- Commissioner for the White House Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders

NOTE: C – Chair; M – Member; FE – Financial Expert

25

Appendix 26 Shops At Arbor Trails | Austin, TX

Non-GAAP Measures and Definition of Terms General In addition to measures prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP” measures), this presentation contains and refers to certain non-GAAP measures. The Company did not consider its non-GAAP measures included in the Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non- GAAP measures should not be viewed as an alternative measure of its financial performance as they may not reflect the operations of its entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of its properties that could materially impact its results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of its liquidity, nor as an indication of funds available to cover its cash needs, including its ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if the Company does not continue to operate its business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, its non-GAAP measures may not be comparable to other REITs. NOI NOI excludes general and administrative expenses, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP Rent Adjustments. EBITDA The Company's non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, plus federal and state tax expense, interest expense, net, and depreciation and amortization. Adjustments for the Company's unconsolidated joint venture are calculated to reflect its proportionate share of the joint venture's EBITDA on the same basis. Adjusted EBITDA The Company's non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for the Company's unconsolidated joint venture are calculated to reflect its proportionate share of the joint venture's Adjusted EBITDA on the same basis. NAREIT Funds From Operations (FFO) and Core FFO The Company's non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for the Company's unconsolidated joint venture are calculated to reflect the Company's proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Pro Rata Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly owned properties, defined as "Pro Rata," with the exception of property and lease count, for the three and nine months ended September 30, 2023. Pro Rata Cash includes IVT’s share of the cash and cash equivalents held in the joint venture as of September 30, 2023. Same Property Information provided on a same-property basis includes the results of properties that were owned and operated for the entirety of both periods presented. 27

Reconciliation of Non-GAAP Measures Same Property NOI 28 Note: in thousands. Three Months Ended September 30 Nine Months Ended September 30 2023 2022 2023 2022 Income Minimum base rent $ 36,597 $ 35,528 $ 101,724 $ 97,363 Real estate tax recoveries 6,997 7,738 20,051 19,948 Common area maintenance, insurance, and other recoveries 6,999 6,844 18,144 17,781 Ground rent income 3,706 3,711 10,159 9,970 Short-term and other lease income 655 655 2,491 2,761 Provision for uncollectible billed rent and recoveries (461) (200) (739) (528) Reversal of uncollectible billed rent and recoveries — 75 395 1,162 Other property income 304 307 886 862 Total income 54,797 54,658 153,111 149,319 Operating Expenses Property operating 9,497 10,500 24,509 25,255 Real estate taxes 7,788 8,526 22,301 22,254 Total operating expenses 17,285 19,026 46,810 47,509 Same Property NOI $ 37,512 $ 35,632 $ 106,301 $ 101,810

Reconciliation of Net (Loss) Income to Pro Rata Same Property NOI Same Property NOI 29 Note: in thousands. (a) Adjustments to NOI include termination fee income and expense and GAAP Rent Adjustments. Three Months Ended September 30 Nine Months Ended September 30 2023 2022 2023 2022 Net (loss) income $ (822) $ 936 $ 2,379 $ 52,358 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (676) (497) (1,767) (652) Equity in (earnings) losses of unconsolidated entities (67) (352) 447 (3,784) Interest expense, net 9,555 7,689 28,441 18,129 Loss on extinguishment of debt — — — 96 Gain on sale of investment properties (1,707) — (2,691) (36,856) Depreciation and amortization 30,318 24,021 85,339 71,055 General and administrative 7,610 7,236 23,389 23,239 Other fee income — (594) (80) (1,988) Adjustments to NOI (a) (1,434) (1,777) (6,028) (8,071) NOI 42,777 36,662 129,429 113,526 NOI from other investment properties (5,265) (1,030) (23,128) (11,716) Same Property NOI $ 37,512 $ 35,632 $ 106,301 $ 101,810

Reconciliation of Non-GAAP Measures EBITDA and Adjusted EBITDA Note: in thousands. (a) Represents its share of depreciation, amortization, interest expense, net, and income tax expense related to IAGM. (b) Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as basis difference recognition arising from acquiring the four remaining properties of its joint venture, and miscellaneous and settlement income. (c) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments. (d) Represents its share of loss on extinguishment of debt, amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and non-operating income and expense, net, related to IAGM. Three Months Ended September 30 Nine Months Ended September 30 2023 2022 2023 2022 Net (loss) income $ (822) $ 936 $ 2,379 $ 52,358 Interest expense, net 9,555 7,689 28,441 18,129 Income tax expense 128 96 388 269 Depreciation and amortization 30,318 24,021 85,339 71,055 Unconsolidated joint venture adjustments (a) (6) 1,864 417 6,021 EBITDA 39,173 34,606 116,964 147,832 Adjustments to reconcile to Adjusted EBITDA Gain on sale of investment properties (1,707) — (2,691) (36,856) Loss on debt extinguishment — — — 96 Non-operating income and expense, net (b) 55 (233) 791 (689) Other leasing adjustments (c) (1,359) (1,742) (5,209) (7,719) Unconsolidated joint venture adjusting items, net (d) (10) 123 (188) (1,918) Adjusted EBITDA $ 36,152 $ 32,754 $ 109,667 $ 100,746

Reconciliation of Non-GAAP Measures NAREIT FFO and Core FFO 31 Note: in thousands. (a) Represents its share of depreciation, amortization and gain on sale related to investment properties held in IAGM. (b) Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as basis difference recognition arising from acquiring the four remaining properties of its joint venture, and miscellaneous and settlement income. (c) Represents its share of amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM. (d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP. Three Months Ended September 30 Nine Months Ended September 30 2023 2022 2023 2022 Net (loss) income $ (822) $ 936 $ 2,379 $ 52,358 Depreciation and amortization related to investment properties 30,094 23,826 84,714 70,444 Gain on sale of investment properties (1,707) — (2,691) (36,856) Unconsolidated joint venture adjustments (a) — 1,335 342 2,255 NAREIT FFO Applicable to Common Shares and Dilutive Securities 27,565 26,097 84,744 88,201 Amortization of market lease intangibles and inducements, net (629) (985) (2,717) (4,594) Straight-line rent adjustments, net (730) (757) (2,492) (3,125) Amortization of debt discounts and financing costs 1,167 734 3,286 2,075 Adjusting items, net (b) 279 (38) 1,416 18 Unconsolidated joint venture adjusting items, net (c) (10) 172 (172) 300 Core FFO Applicable to Common Shares and Dilutive Securities $ 27,642 $ 25,223 $ 84,065 $ 82,875 Weighted average common shares outstanding - basic 67,531,335 67,427,571 67,521,110 67,398,713 Dilutive effect of unvested restricted shares (d) — 119,688 199,375 159,602 Weighted average common shares outstanding - diluted 67,531,335 67,547,259 67,720,485 67,558,315 NAREIT FFO Applicable to Common Shares and Dilutive Securities per share $ 0.41 $ 0.39 $ 1.25 $ 1.31 Core FFO Applicable to Common Shares and Dilutive Securities per share $ 0.41 $ 0.37 $ 1.24 $ 1.23

Reconciliation of 2023 Guidance Range

InvenTrust Properties

Estimated net income per share to estimated NAREIT FFO and Core FFO per diluted share

(Unaudited, dollars in thousands, except per share amounts)	Current			Previous		
Net Income per diluted share [(1)]	$0.05	—	$0.08	$0.06	—	$0.11
NAREIT FFO per diluted share [(2)]	$1.66	—	$1.69	$1.64	—	$1.69
Core FFO per diluted share	$1.63	—	$1.65	$1.61	—	$1.64
Same Property NOI ("SPNOI") Growth	4.25%	—	5.00%	4.00%	—	5.00%
General and administrative	$31,500	—	$32,500	$31,250	—	$32,750
Interest expense, net [(3)]	$34,000	—	$34,500	$34,000	—	$34,500
Adjustments for uncollectibility [(4)]	50 bps	—	150 bps	50 bps	—	150 bps
Net investment activity [(5)]		~ $111,000			~ $150,000	

The Company's 2023 Guidance contemplates the following assumptions:

[(1)] Net Income per diluted share excludes effects from potential acquisitions or dispositions.

[(2)] NAREIT FFO per diluted share:

- * Excludes effects from potential acquisitions or dispositions.
- ◦ Excludes any items that impact NAREIT FFO comparability, including loss on debt extinguishment, non-routine or one-time items of which, in management's judgement, are not pertinent to measuring on-going operating performance.
- † Includes an expectation that some tenants will move from the cash basis of accounting to the accrual basis of accounting, which can result in volatility in straight-line rental income adjustments.

[(3)] Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of approximately $3.0 million.

[(4)] Adjustments for uncollectibility are reflected as basis points of expected total revenue.

[(5)] Net investment activity represents anticipated acquisition activity less disposition activity.

In addition to the foregoing assumptions, the Company's 2023 Guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. For example, the Company's guidance is inclusive of prior period rent that the Company anticipates collecting. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

The following table provides a reconciliation of the range of the Company's 2023 estimated net income per diluted share to estimated NAREIT FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$ 0.05	$ 0.08
Depreciation and amortization related to investment properties	1.65	1.65
Gain on sale of investment properties, net	(0.04)	(0.04)
NAREIT FFO Applicable to Common Shares and Dilutive Securities per diluted share	1.66	1.69
Amortization of market-lease intangibles and inducements, net	(0.05)	(0.05)
Straight-line rent adjustments, net	(0.04)	(0.04)
Amortization of debt discounts and financing costs	0.06	0.06
Adjusting items, net (a)	—	(0.01)
Core FFO Applicable to Common Shares and Dilutive Securities per diluted share	$ 1.63	$ 1.65

(a) – Adjusting items, net, are primarily depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as basis difference recognition arising from acquiring the four remaining properties of the Company's joint venture, and miscellaneous and settlement income.

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INVENTRUST PROPERTIES CORP. (IVT) Investor Presentation Quarterly Earnings Materials Complete 2022 ESG Report Corporate Office 3025 Highland Parkway | Suite 350 Downers Grove, IL 60515 630.570.0700 info@InvenTrustProperties.com Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510